                                NASL SERIES TRUST

                                POWER OF ATTORNEY


         I, John D. Richardson, do hereby constitute and appoint John D. DesPrez III, James. D. Gallagher, Richard C. Hirtle, John G. Vyrsen and James Boyle, or any one of them, our true and lawful attorneys to execute registration statements to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "1933 Act") and/or the Investment Company Act of 1940, as amended (the "1940 Act"), and to do any and all acts and things and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney, may deem necessary or advisable to enable NASL Series Trust (the "Trust") to comply with the 1933 Act and the 1940 Act, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with such registration statement, including specifically, but without limitation, power and authority to sign for us or any of us in our names and in the capacities indicated below, any and all amendments (including post-effective amendments); and we do hereby ratify and confirm all that the said attorneys, or any of them, shall do or cause to be done by virtue of this power of attorney.



Signature                      Title                            Date



/s/ JOHN D. RICHARDSON         Chairman of the Trustees         January 27, 1997
----------------------                                          ----------------
John D. Richardson

                                NASL SERIES TRUST

                                POWER OF ATTORNEY


         I, F. David Rolwing, do hereby constitute and appoint John D. DesPrez III, James. D. Gallagher, Richard C. Hirtle, John G. Vyrsen and James Boyle, or any one of them, our true and lawful attorneys to execute registration statements to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "1933 Act") and/or the Investment Company Act of 1940, as amended (the "1940 Act"), and to do any and all acts and things and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorney, may deem necessary or advisable to enable NASL Series Trust (the "Trust") to comply with the 1933 Act and the 1940 Act, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with such registration statement, including specifically, but without limitation, power and authority to sign for us or any of us in our names and in the capacities indicated below, any and all amendments (including post-effective amendments); and we do hereby ratify and confirm all that the said attorneys, or any of them, shall do or cause to be done by virtue of this power of attorney.



Signature                      Title                            Date



/s/ F. DAVID ROLWING           Trustees                         April 4, 1997
--------------------                                            -------------
F. David Rolwing